    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 15, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                          FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:
                        [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14a6(e)(2))
                         [ ] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
    [X] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            HOMESTAKE MINING COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and show how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filings:

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Homestake Mining Co.


                [Homestake  & Santa Fe Pacific Gold Corp. Logo]


                            Superior Long-Term Value

[HOMESTAKE   BACKGROUND
LOGO]        ---------------------------------------------------------------

[SANTA FE    - Homestake - Santa Fe Merger Agreement
LOGO]          - 1.115 Homestake shares for each Santa Fe share
               - Santa Fe shareholders to own 50% of combined company

             - Newmont's Hostile Offer
               - 0.4 of a Newmont share for each Santa Fe share
               - Santa Fe shareholders to own 35% of combined company
               - Claimed their combination had greater upside potential

[HOMESTAKE
LOGO]        BACKGROUND
             -----------------------------------------------------------------
[SANTA FE
LOGO]        - Newmont making statements we believe are inaccurate and
               misleading

             - This discussion today is to set the record straight

               ... and to explain why we believe a Homestake - Santa Fe
                   combination will deliver far more long-term value to Santa Fe shareholders

[HOMESTAKE
LOGO]            SMALL DIFFERENCE IN SHORT-TERM VALUE
                 -------------------------------------------------------------

                 *  Both offers are in stock, not cash

[SANTA FE        *  Premium offered by Newmont eroding fast
LOGO]
                 -- Lost one half of its value in first three trading days

                 -- May erode further before transaction closes in
                    several months

                 -- Illustrates uncertainty when focusing on current premiums based on stock offers

[HOMESTAKE         ERODING SHORT-TERM VALUE DIFFERENTIAL
LOGO]

[SANTA FE
LOGO]


Graph shows erosion in short-term value differential between competing Newmont and Homestake offers. Graph shows decline since 11/20/96 of 74% from $2.74 on 11/20/96 to $0.71 on 1/13/97.

[HOMESTAKE
LOGO]                   LONG-TERM VALUE OF OFFERS
                        -------------------------------------------------------
[SANTA FE
LOGO]                   * Key is which offer most likely to deliver more
                          long-term value to shareholders

                        * Factors include

                           - Appreciation potential

                           - Making the most of Santa Fe's assets

                           - Relative financial strength

[HOMESTAKE
LOGO]                   POTENTIAL TO DELIVER LONG-TERM VALUE
                        -------------------------------------------------------

[SANTA FE               * Homestake offers better deal to Santa Fe shareholders
LOGO]
                           - Greater long-term value

                           - Immediately accretive to EPS and cash flow per
                             share

                           - Greater ability to realize Nevada potential

                           - Superior balance sheet

                           - Lower overhead costs

                        * Presently undervalued Homestake more likely to reward
                          shareholders compared to limited prospects of merging with an already highly valued Newmont

[HOMESTAKE              GREATER OWNERSHIP INTEREST FOR
LOGO]                   SANTA FE SHAREHOLDERS
                        -------------------------------------------------------

[SANTA FE               * Homestake gives Santa Fe shareholders 50%
LOGO]
                        * Newmont gives Santa Fe shareholders only 35%

[HOMESTAKE
LOGO]                   GREATER APPRECIATION POTENTIAL
                        -------------------------------------------------------

[SANTA FE               - Homestake a value play
LOGO]
                          -- Currently valued below the S&P Gold Index Average -- $95 per ounce of reserves

                        - Newmont stock is already valued at $157 per ounce
                          of reserves

                        - Homestake's new fundamentals and improved
                          performance should enable us to close the gap

[HOMESTAKE
LOGO]           RERATING POTENTIAL
                ---------------------------------------------------------------

[SANTA FE
LOGO]



Graph shows current market capitalization per ounce of reserves as of 1/14/97. Graph shows Homestake at $95 per ounce, Newmont at $157 per ounce and S&P Gold average at $159 per ounce.

[HOMESTAKE       APPRECIATION POTENTIAL FOR
LOGO]            SANTA FE SHAREHOLDERS
                 ---------------------------------------------------------------

[SANTA FE
LOGO]

Graph shows appreciation potential for Santa Fe shareholders. Graph shows value to Santa Fe shareholders on 1/14/97 at $15.19 per share for Homestake offer and $15.90 per share for Newmont offer. Assumes Newmont stock valued at $157 market capitalization per ounce of reserves. Shows that offer differential closes and reverses if Homestake can achieve higher market capitalization valuation per ounce of reserves. Shows parity of offers at Homestake valuation of $100 market capitalization per ounce of reserves. Shows Homestake offer value to Santa Fe shareholders at $25.29 if Homestake can achieve same market capitalization valuation per ounce of reserves as Newmont ($157).

[HOMESTAKE          ACCRETION/DILUTION*
LOGO]               ------------------------------------------------------------

[SANTA FE           .  Contrary to Newmont's assertions, Santa Fe-Homestake
LOGO]                  merger immediately accretive to cash flow and earnings
                       per share

                    . By Newmont's own admission, their proposed combination dilutive in 1997 and 1998



                    *  Excluding transaction costs, based on $400 gold

[HOMESTAKE          HOMESTAKE'S GREATER ABILITY TO REALIZE
LOGO]               POTENTIAL OF SANTA FE'S ASSETS
                    ------------------------------------------------------------

[SANTA FE           -  Long-term value in Santa Fe's principal mines is locked
LOGO]                  up in complex refractory ores

                         - Expertise and experience in treatment of such ores required

                    -  Future of Nevada is in underground mining

                         -  Particularly so at Santa Fe's mines


                           HOMESTAKE IS AN EXPERT AND
                       NEWMONT IS A NOVICE IN BOTH AREAS

[HOMESTAKE
LOGO]       TREATMENT OF COMPLEX ORES
            -------------------------------------------------------------------

[SANTA FE
LOGO]       - Santa Fe's mines use autoclave technology pioneered by Homestake

              -- Years of autoclave experience:  Homestake - 12
                                                 Newmont - 0

            - Newmont latecomer to roasting technology
              -- Newmont's own roaster at Carlin uses technology pioneered by
                 Homestake at Kalgoorlie in 1989
              -- Only just begun production

            - Homestake has 21 years of roasting experience
              -- Newmont has only 1 year

[HOMESTAKE      TREATMENT OF COMPLEX ORES - OTHERS
LOGO]           -------------------------------------------------------

[SANTA FE         - Biotechnology
LOGO]               - Readily available
                    - No commercial use of Newmont's technology

                  - Flotation Plants
                    - Homestake's plant at Kalgoorlie, Snip, Eskay,  McLaughlin

                  - Smelting
                    - Homestake has more experience than Newmont

[HOMESTAKE      COMPLEX ORE PROCESSED (1990-1995)
LOGO]           --------------------------------------------
                Graph compares Homestake and Newmont tons of complex ore
[SANTA FE       processed for 1990 to 1995. Graph shows Homestake having
LOGO]           processed 22.6 million tons of complex ore by autoclave and 14.3 million tons by roasting during such period. Graph shows Newmont having processed 0 tons of complex ore by autoclave and 2.8 million tons by roasting during such period. Graph shows
                Homestake autoclave and roaster experience processing 13 times the amount of ore as Newmont.

[HOMESTAKE   UNDERGROUND MINING - HOMESTAKE
LOGO]        --------------------------------------------------------------
[SANTA FE    - Easy near-surface mining opportunities in Nevada are few and
PACIFIC        far between
LOGO]
               - Underground mining way of the future

             - Homestake's advantage unquestioned

               - 120 years of continuous underground mining experience

               - Knowledge of virtually every mining technique

               - Mines as deep as 8,000 feet

               - Six current underground mines

[HOMESTAKE
LOGO]                   UNDERGROUND MINING - NEWMONT
                        -------------------------------------------------------

[SANTA FE               * Newmont only just beginning an underground add-on to
LOGO]                     its Carlin open pit operations

                            - Recent experience only 2 years

                            - Annual tons of ore mined underground:

                                  Homestake - 7.5 million
                                  Newmont - 0.5 million

[HOMESTAKE       UNDERGROUND MINING (1990-1995)
LOGO]            ---------------------------------------------------------------

[SANTA FE
LOGO]

Graph compares Homestake to Newmont in underground mining tonnage for 1990 to 1995. Graph shows Homestake having mined 24.7 million tons of ore during such period. Graph shows Newmont having mined 0.6 million tons of ore during such period. Graph shows Homestake having 41 times the underground mining tonnage as Newmont over the last six years.

[HOMESTAKE     EXPLORATION
LOGO]          ----------------------------------------------------------------

               * Homestake's exploration program on accelerating path

                 -- New people
[SANTA FE        -- New approach
LOGO]            -- Bigger budgets
                 -- Two discoveries in past two years

               * Newmont's exploration stalled

                 -- No Nevada success outside Carlin trend in 30 years
                 -- Significant Nevada discoveries made by others
                 -- Since 1989 Nevada reserves increased by only a nominal 1%
                 -- Overseas growth due to acquisitions or discoveries years ago

[HOMESTAKE     ANALYSIS OF RESERVE ADDITIONS
LOGO]          ----------------------------------------------------------------
               (Net of Production)

[SANTA FE
LOGO]
               Aggregate Reserve Additions (MM oz.)

                         Homestake      Newmont      Newmont(NEV)      Santa Fe
               ----------------------------------------------------------------
               '94-95      3.6            2.7            2.4              2.5
               '93-95      3.1            2.8            3.1              3.8
               '92-95      4.2            5.0            1.4             11.5
               '91-95      8.3            8.7            0.8             12.1
               '90-95      7.7            9.9            2.0             13.2
               '89-95      6.8            8.1            0.2             14.1


[HOMESTAKE       ANALYSIS OF RESERVE ADDITIONS
LOGO]            ----------------------------------------------------
                 (Net of Production)
[SANTA FE
LOGO]            Reserve Additions (% Change)

                        Homestake   Newmont   Newmont(NEV)   Santa Fe
        -------------------------------------------------------------
        '94-95          20.1         10.3       12.9            16.2
        '93-95          16.9         10.8       17.4            26.9
        '92-95          24.3         21.0        7.2           179.7
        '91-95          62.8         43.3        3.9           208.9
        '90-95          55.8         52.4       10.6           280.9
        '89-95          46.3         39.1        1.0           371.1

[HOMESTAKE
LOGO]                   EXPLORATION CAPABILITIES
                        -------------------------------------------------------

[SANTA FE               * In each time period Homestake has had greater percent
LOGO]                     increases in reserves than Newmont

                        * Measured in ounces, Homestake reserve additions have
                          outstripped Newmont since 1993

                        * Santa Fe has enjoyed a stronger reserve growth than
                          either Homestake or Newmont

                        * Newmont's Nevada performance is modest at best, adding
                          only 200,000 ounces since 1989 (1.0% increase)

[HOMESTAKE
LOGO]                   HOMESTAKE'S SUPERIOR BALANCE SHEET
                        -------------------------------------------------------

[SANTA FE               - Homestake's strong balance sheet has net cash position
LOGO]
                        - Pro forma (9/30/96) net debt-to-capitalization ratio*
                                w/Homestake 18%
                                w/Newmont 32%

                        - Newmont will owe more than $1 billion

                            - Facing immediate requirements to raise large
                              amounts of capital for new projects

                            - Debt service will divert cash from exploration and
                              other production activities

                            * Net of cash and short-term investments

[HOMESTAKE
LOGO]                   BALANCE SHEET AS OF 9/30/96
                        -------------------------------------------------------

[SANTA FE
LOGO]

Graph shows pro forma balance sheets for a Homestake-Santa Fe combination and a Newmont-Santa Fe combination as of 9/30/96. Graph shows total debt for Homestake-Santa Fe at $580 million and net debt at $312 million as of 9/30/96. Graph shows total debt for Newmont-Santa Fe of $1.042 billion and net debt of $804 million as of 9/30/96. Graph shows Newmont having 2.6 times the net debt of Homestake as of 9/30/96.

[HOMESTAKE
LOGO]                 HOMESTAKE'S LOWER OVERHEAD COSTS
                      -------------------------------------------------------

[SANTA FE             - Homestake has been consistently reducing overhead costs
LOGO]                   since 1992

                      - Homestake's 1995 overhead expenses 19% lower per ounce
                        of production than Newmont's

                      - Homestake expects further 20% reduction to $16 per
                        ounce post merger

[HOMESTAKE
LOGO]                   HOMESTAKE'S IMPROVING COST STRUCTURE
                        -------------------------------------------------------
[SANTA FE
LOGO]


Graph shows comparative cost structures. Graph shows that from 1990 to 1995, Homestake reduced overall overhead $11 per ounce or 35%, generating five times the savings as Newmont. Graph shows that from 1990 to 1995, Homestake reduced total cash operating and overhead costs $16 per ounce more than Newmont.

[HOMESTAKE      OPERATING COSTS
LOGO]           ------------------------------------------------

[SANTA FE       - Operating costs rapidly converging
LOGO]
                - Newmont's historical lower costs due to treating
                  simple oxide ores
                  - Currently treating only 35% refractory ores
                  - Ore reserve 65% refractory

[HOMESTAKE      CASH COSTS - NEWMONT'S CARLIN OPERATIONS
LOGO]           ----------------------------------------------------
                % oz. Produced
[SANTA FE
LOGO]


Graph shows cash costs at Newmont's Carlin operations. Graph shows cash costs of $198 per ounce in 1993 (0% refractory); $208 per ounce in 1994 (< 1% refractory); $223 per ounce in 1995 (22% refractory); and $244 per ounce for the first nine months of 1996 (35% refractory).

[HOMESTAKE      SUPERIOR OPPORTUNITY FOR RERATING AND FUTURE APPRECIATION
LOGO]           ------------------------------------------------------------

[SANTA FE       - Larger size is not the primary goal
LOGO]
                - New Homestake will have greater capabilities
                  - Improves ability to compete for attractive opportunities and to maximize return from current assets

                - Improved fundamentals in new company should be reflected in share price
                  - Requires continued exploration success, new mine
                    development, lower costs, improved profitability and above all sustainable growth

[HOMESTAKE
LOGO]                   THE NEW HOMESTAKE - SANTA FE
                        -------------------------------------------------------

[SANTA FE               - Leading international gold company
LOGO]
                            - #1 Gold reserves                39.4 MM oz.
                            - #2 Gold production              3.2 MM oz. by 1998
                            - #1 Nevada land position         1.5 MM acres

                        - 17 mines (8 underground, 9 surface)

                        - 10 development projects

                        - Low political risk

[HOMESTAKE
LOGO]                   THE NEW HOMESTAKE - SANTA FE
                        -------------------------------------------------------

[SANTA FE               - Strong commitment to exploration
LOGO]                      -- Nevada Focus

                        - Complementary technological expertise
                           -- A spectacular fit

                        - Production growth profile

[HOMESTAKE
LOGO]                   HOMESTAKE MINING COMPANY
                        -------------------------------------------------------

[SANTA FE
LOGO]


Graph shows Homestake's annual gold production (in millions of ounces) growing from 304,877 in 1973 to 3,160,255 for 1998 estimated (including Santa Fe figures).

           INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
              OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
              OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION SHAREHOLDERS

          The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive 1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for 0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.

                       DIRECTORS AND OFFICERS OF HOMESTAKE


                                                    PRESENT POSITION WITH HOMESTAKE OR OTHER PRINCIPAL
NAME AND BUSINESS ADDRESS                           OCCUPATION OR EMPLOYMENT
-------------------------                           --------------------------------------------------

M. Norman Anderson...............................   Director, Homestake Mining Company; Former
     N Anderson & Associates                        Chairman International Corona Corporation;
     502-455 Granville Street                       Mining Industry Consultant.
     Vancouver, V6C1V2

Jan P. Berger....................................   Treasurer, Homestake Mining Company.
     Homestake Mining Company
     650 California Street
     San Francisco, CA 94108-
     2788

Michael L. Carroll...............................   Director of Taxes and Assistant Secretary,
     Homestake Mining Company                       Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Robert H. Clark, Jr..............................   Director, Homestake Mining Company; President and
     529 Fifth Avenue                               Chief Executive Officer, Case, Pomeroy & Company,
     Suite 1600                                     Inc.
     New York, NY  10017

Harry M. Conger..................................   Director and Chairman of the Board,
     Homestake Mining Company                       Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

G. Robert Durham.................................   Director, Homestake Mining Company.
     943 Seddon Cove Way
     Tampa, FL 33602

Gene G. Elam.....................................   Vice President, Finance and Chief Financial
     Homestake Mining Company                       Officer, Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Douglas W. Fuerstenau............................   Director, Homestake Mining Company; Professor in
     University of California,                      the Graduate School, Department of Materials
     Berkeley                                       Science and Mineral Engineering, University of
     477 Evans Hall                                 California, Berkeley.
     No. 1760
     Berkeley, CA  94720

Dennis B. Goldstein..............................   Corporate Counsel and Assistant Secretary,
     Homestake Mining Company                       Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Lee A. Graber....................................   Vice President, Corporate Development, Homestake
     Homestake Mining Company                       Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Henry G. Grundstedt..............................   Director, Homestake Mining Company; Former Senior
     P.O. Box 105                                   Vice President, Capital Guardian Trust.
     Umpqua, OR 97486-0105

Fred Hewett......................................   Assistant Controller, Homestake Mining Company.
     Homestake Mining Company
     650 California Street
     San Francisco, CA 94108-
     2788

William A. Humphrey..............................   Director, Vice Chairman of the Board, Former
     Homestake Mining Company                       President and Chief Operating Officer, Homestake
     650 California Street                          Mining Company.
     San Francisco, CA 94108-
     2788

Robert K. Jaerdicke..............................   Director, Homestake Mining Company; Professor
     Graduate School of Business                    (Emeritus) of Accounting Graduate School of
     Stanford University                            Business, Stanford University.
     Stanford, CA 94305-5015

Wayne Kirk.......................................   Vice President, General Counsel and Corporate
     Homestake Mining Company                       Secretary, Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Gillyeard J. Leathley............................   Vice President, Operations, Homestake Mining
     Homestake Mining Company                       Company.
     650 California Street
     San Francisco, CA 94108-
     2788

William F. Lindqvist.............................   Vice President, Exploration, Homestake Mining
     Homestake Mining Company                       Company.
     650 California Street
     San Francisco, CA 94108-
     2788

John Neerhout, Jr................................   Director, Homestake Mining Company.
     15 Peninsula Road
     Belvedere, CA 94920

Ronald D. Parker.................................   Vice President, Canada, Homestake Mining Company.
     1000-700 W. Pender Street
     Vancouver, BC V6C 168
     CANADA

David W. Peat....................................   Vice President and Controller, Homestake Mining
     Homestake Mining Company                       Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Stuart T. Peeler.................................   Director, Homestake Mining Company; Petroleum
     Casa Codorniz                                  Industry Consultant.
     POB 35852
     Tucson, AZ 85740

Carol A. Rae.....................................   Director, Homestake Mining Company; Former
     HC 89 - Box 188A                               President and Chief Executive Officer, Magnum
     Hermosa, SD 57744                              Diamond Corporation.

Berne A. Schepman................................   Director, Homestake Mining Company; President, The
     The Adair Company                              Adair Company.
     1670 South Amphlett Blvd.
     Suite 214
     San Mateo, CA  94402

Richard A. Tastula...............................   Vice President, Australia, Homestake Mining
     9th Floor                                      Company.
     2 Mill Street
     Perth, WA 6000

Jack E. Thompson.................................   Director, President and Chief Executive Officer,
     Homestake Mining Company                       Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788

Thomas H. Wong...................................   Assistant Treasurer and Assistant Secretary,
     Homestake Mining Company                       Homestake Mining Company.
     650 California Street
     San Francisco, CA 94108-
     2788


          On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly-owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days: Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and Mr. Graber - 1,000 shares.

          At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become Homestake's Chairman of the Board and Chief Executive Officer.

          A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and
(iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

          The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

          Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.

             OTHER REPRESENTATIVES OF HOMESTAKE WHO MAY COMMUNICATE
                    WITH HOMESTAKE AND SANTA FE SHAREHOLDERS



                                                                  PRESENT PRINCIPAL
NAME AND BUSINESS ADDRESS                                         OCCUPATION OR EMPLOYMENT
-------------------------                                         ------------------------

  Robert A. Pilkington.........................................   Managing Director
     Dillon, Read & Co. Inc.
     535 Madison Avenue
     New York, NY 10022
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          Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters.
Pursuant to an engagement letter dated as of November 21, 1996, between
Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of
0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws.

          This letter is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This letter is not being furnished by Santa Fe or its Board of Directors.